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                             [LOGO] WELLS FARGO BANK

Edith R Lim, Vice President-Principal                      333 So Grand Avenue
Wells Fargo Bank, N A                                      9th Floor
213-253-8859(phone)/5913(fax)                              MAC E2084-098
e-mail elim@wellsfargo.com                                 Los Angeles, CA 90071

January 25, 2002

Staar Surgical Company
1911 Walker Avenue
Monrovia, California 91016

Attention:          John Bily
                    Chief Financial Officer

     Re: Extension of Maturity Date of the Line of Credit

Ladies and Gentlemen.

     We refer to (a) the Letter Agreement dated as of October 31, 2000, as amended by the Letter Amendment dated December 22, 2000, the Letter Amendment dated April 1, 2001, the two Letter Amendments dated July 1, 2001, the Fifth Amendment to Credit Agreement dated October 1, 2001 and the Sixth Amendment to Credit Agreement dated December 20, 2001 (said Letter Agreement, as so amended, herein called the "Credit Agreement"), between Staar Surgical Company, a
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Delaware corporation (the "Borrower"), and Wells Fargo Bank, National
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Association, a national banking association (the "Bank"), and (b) the Revolving
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Line of Credit Note dated October 31, 2000, as amended by the Letter Amendment dated April 1, 2001 referred to above, one of the Letter Amendments dated July 1, 2001 referred to above; the Fifth Amendment to Credit Agreement referred to above and the Sixth Amendment to Credit Agreement referred to above (said
Note, as so amended, herein called the "Line of Credit Note"), in the amount of
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$7,000,000 made by the Borrower in favor of the Bank. Terms defined in the
Credit Agreement or the Line of Credit Note and not otherwise defined herein have the same respective meanings when used herein.

     The Borrower has requested that the maturity date of the Line of Credit be extended from February 1, 2002 to March 29, 2002. The Bank will agree to the Borrower's request subject to the following conditions:

     (1) By no later than February 28, 2002, the Borrower shall pledge to the Bank the maximum amount permitted by applicable law of the capital stock of Staar Surgical AG as additional collateral to secure the Borrower's obligations to Bank under the Credit Agreement.

     (2) The Borrower shall pledge to the Bank all of the capital stock of Circuit Tree Medical if Circuit Tree Medical is a subsidiary of the Borrower.

     (3) From and after the date of this letter, the Borrower shall not have the right to request standby letters of credit from the Bank pursuant to Paragraph 1.1.(b) of the Credit Agreement.

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     (4) The Borrower will pay to Bank a commitment fee from and including
February 1, 2002 to but excluding the maturity date of the Line of Credit, at the rate of 0.75% per annum (computed on the basis of a 360-day year and actual
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days elapsed) on the average daily unused portion of the Line of Credit, payable monthly in arrears on the first business day of each calendar month and with the last payment on the maturity date of the Line of Credit (i.e., March 29, 2002).
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     (5) From and including February 1, 2002 to but excluding the maturity date of the Line of Credit Note, the outstanding principal balance of the Line of Credit Note shall accrue interest (computed on the basis of a 360-day year, actual days elapsed) at a rate per annum equal to the sum of the Prime Rate in effect from time to time plus 3.0% per annum.

     (6)  The Borrower shall execute a release of claims in favor of the Bank.

     (7) The foregoing terms are subject to final documentation in form and substance satisfactory to the Bank in its sole and absolute discretion and such documentation shall contain all other terms and conditions that the Bank deems appropriate. On the day of closing of such documentation, the Borrower shall pay to the Bank all accrued and unpaid attorneys' fees and costs incurred by the Bank in connection herewith. Except to the extent modified herein or pursuant to the terms of the final documentation, the existing provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

     (8) The Borrower shall cooperate with the Bank in executing any other documents necessary to perfect or to continue the Bank's existing security interest in the collateral of the Borrower

     The Bank's willingness to extend the maturity date of the Line of Credit to March 29, 2002 shall be further conditioned upon the Borrower's delivery of a signed counterpart of this letter to the Bank by no later than January 31, 2002.

                                                         Very truly yours,

                                                         WELLS FARGO BANK
                                                         NATIONAL ASSOCIATION


                                                         By: /s/ EDITH.R.LIM
                                                             -----------------
                                                         Name: EDITH.R.LIM
                                                         Title: Vice President

Agreed as of the date first written above:

STAAR SURGICAL COMPANY


By: /s/ John Bily
    ----------------------------
Name:   John Bily
Title:  Chief Financial Officer

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